Exhibit 99.1
Velo3D Announces Preliminary, Unaudited Fourth Quarter
and Fiscal Year 2022 Financial Results
Company to Announce Full Fiscal Year 2022 Financial Results on March 2, 2023

CAMPBELL, California – Feb. 6, 2023 – Velo3D, Inc. (NYSE: VLD) — a leading additive manufacturing technology company for mission-critical metal parts, today announced preliminary, unaudited fourth quarter and fiscal year 2022 financial results.

Based on the information and data currently available, the company preliminarily estimates that:
•For the fourth quarter ended December 31,2022, revenue will exceed the company’s previous guidance and be in the range of $29 million to $30 million. Gross margin (the company's gross profit as a percentage of revenue) for the fourth quarter will be in line with the company’s previous guidance and will be in the range of 5.0 percent to 6.0 percent.
•For fiscal year ended December 31, 2022, revenue will be in the range of $80 million to $81 million and gross margin will be in the range of 3.0 percent to 4.0 percent.
•The company will continue to incur an operating loss for the fourth quarter and fiscal year ended December 31, 2022.
•The company had approximately $81 million in cash and investments as of December 31, 2022.

The company has not completed the preparation of its consolidated financial statements for the year ended December 31, 2022. The preliminary, unaudited results presented in this press release as of and for the fourth quarter and year ended December 31, 2022 are based on current expectations and are subject to adjustment, as the company completes the preparation of its 2022 year-end consolidated financial statements. These preliminary, unaudited results are not a comprehensive statement of the company’s financial results for these periods and should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles. Actual results may differ materially from those disclosed in this press release. The preliminary financial data included in this press release has been prepared by, and is the responsibility of, Velo3D, Inc.’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

In addition, the company’s assessment of the effectiveness of its internal control over financial reporting as of December 31, 2022 will not be completed until sometime in March 2023 and, accordingly, the company has not made any conclusions as to whether if any of the material weaknesses previously identified in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 have been remediated. In addition, the company will report an additional material weakness in its internal control over financial reporting related to its design and controls over the existence of inventory and the completeness and accuracy of cost of revenue.

The company will host a conference call for investors on Thursday, March 2, 2023 at 2:00 p.m. Pacific Time to discuss its full fiscal year 2022 financial results. The call will be webcast and can be accessed from the Events page of the Investor Relations section of Velo3D’s website at https://ir.velo3d.com/. The information on the company’s website, however, is not, and should not be deemed to be, a part of this press release.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s preliminary, unaudited results presented in this press release as of and for the fourth quarter and year ended December 31, 2022, the company’s assessment of the effectiveness of its internal control over financial reporting as of December 31, 2022 and the company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “FY 2021 10-K”), which was filed by the company with the SEC on March 28, 2022 and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the completion of the preparation of the company’s 2022 year-end financial statements (including all required disclosures); (2) the inability to recognize the anticipated benefits of the company's 2021 merger transaction, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (3) changes in the applicable laws or regulations; (4) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (5) the impact of the global COVID-19 pandemic; and (6) other risks and uncertainties indicated from time to time described in the FY 2021 10-K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

About Velo3D:
Velo3D is a metal 3D printing technology company. 3D printing—also known as additive manufacturing (AM)—has a unique ability to improve the way high-value metal parts are built. However, legacy metal AM has been greatly limited in its capabilities since its invention almost 30 years ago. This has prevented the technology from being used to create the most valuable and impactful parts, restricting its use to specific niches where the limitations were acceptable.

Velo3D has overcome these limitations so engineers can design and print the parts they want. The company’s solution unlocks a wide breadth of design freedom and enables customers in space exploration, aviation, power generation, energy and semiconductor to innovate the future in their respective industries. Using Velo3D, these customers can now build mission-critical metal parts that were previously impossible to manufacture. The fully integrated solution includes the Flow™ print preparation software, the Sapphire® family of printers, and the Assure™ quality control system—all of which are powered by Velo3D’s Intelligent Fusion™ manufacturing process. The company delivered its first Sapphire® system in 2018 and has been a strategic partner to innovators such as SpaceX, Honeywell, Honda, Chromalloy, and Lam Research. Velo3D has been named to San Francisco Chronicle’s prestigious annual list of Top Workplaces in the Bay Area 2022. For more information, please visit Velo3D.com, or follow the company on LinkedIn or Twitter.

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Investor Relations:
Velo3D
Bob Okunski, VP Investor Relations
investors@velo3d.com

Media Contact:
Velo3D
Dan Sorensen, Senior Director of PR
dan.sorensen@velo3d.com